UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2021

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 16, 2021, SYNNEX Corporation (“SYNNEX”) entered into a Credit Agreement (the “New Credit Agreement”) with the initial lenders party thereto and Citibank, N.A. (“Citibank”), as administrative agent for the lenders. The New Credit Agreement provides for the extension of a senior unsecured revolving credit facility not to exceed an aggregate principal amount of $3.5 billion, which revolving credit facility may, subject to the lenders’ discretion, potentially be increased by up to an aggregate amount of $500 million. The New Credit Facility also provides for the extension of a senior unsecured term loan in an aggregate principal amount not to exceed $1.5 billion.

As previously disclosed, SYNNEX entered into an Agreement and Plan of Merger (without giving effect to any amendment thereto or consent thereunder, the “Merger Agreement”), dated as of March 22, 2021, with Spire Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of SYNNEX (“Merger Sub I”), Spire Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of SYNNEX (“Merger Sub II”) and Tiger Parent (AP) Corporation, a Delaware corporation (the “Company”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub I will merge with and into the Company (the “Initial Merger”), with the Company surviving the Initial Merger as a wholly owned subsidiary of SYNNEX, followed immediately by the merger of the Company, as the surviving corporation with and into Merger Sub II (the “Subsequent Merger” and together with the Initial Merger, the “Mergers”), with Merger Sub II surviving the Subsequent Merger as a wholly owned subsidiary of SYNNEX. SYNNEX entered into the New Credit Agreement in connection with the Mergers.

The closing date on which the loans under the New Credit Agreement will initially be funded must be no later than five business days after the Termination Date (as defined in the Merger Agreement as December 22, 2021, which may be extended up to an additional six months to obtain any required regulatory approvals). The lenders’ obligation to fund on the closing date is subject to several customary conditions, including, among others, completion of the Mergers, the non-occurrence of a material adverse effect on the Company, the accuracy of certain representations and warranties related to both SYNNEX and the Company and SYNNEX’ and the Company’s delivery of certain financial statements. The proceeds of the loans on the closing date will be used to finance the completion of the Mergers and any related refinancing, together with the payment of related fees and expenses.  After the closing date, the revolving credit facility will, subject to customary conditions, be available for general corporate purposes or any other purpose not prohibited by the New Credit Agreement.

The maturity of the New Credit Agreement will be five years after the closing date, subject, in the case of the revolving credit facility, to two one-year extensions upon SYNNEX’s prior notice to the lenders and the agreement of the lenders to extend such maturity date. The outstanding principal amount of the term loan is payable in quarterly installments in an amount equal to 1.25% of the original principal balance commencing on the last day of the first full fiscal quarter after the closing date under the New Credit Agreement, with the outstanding principal amount of the term loans due in full on the maturity date.

Loans borrowed under the New Credit Agreement bear interest, in the case of LIBOR rate loans, at a per annum rate equal to the applicable LIBOR rate, plus the Applicable Margin (as defined in the New Credit Agreement), which may range from 1.125% to 1.75%, based on SYNNEX’ Public Debt Rating (as defined in the New Credit Agreement). Loans borrowed under the New Credit Agreement that are not LIBOR rate loans bear interest at a per annum rate equal to (i) the greatest of (A) 1/2 of 1.0% plus the Federal Funds Rate (as defined in the New Credit Agreement) in effect on such day, (B) the ICE Benchmark Administration Settlement Rate (as defined in the New Credit Agreement) plus 1.0% per annum, and (C) the rate of interest announced publicly by Citibank as Citibank’s base rate plus (ii) the Applicable Margin, which may range from 0.125% to 0.75%, based on SYNNEX’ Public Debt Rating.

The New Credit Agreement contains various loan covenants that restrict the ability of SYNNEX and its subsidiaries to take certain actions, including, incurrence of indebtedness (solely with respect to any subsidiary of SYNNEX), creation of liens, mergers or consolidations, entering into certain transactions with affiliates or changing the nature of their business, in each case, that are customary for similar facilities for similarly rated borrowers. In addition, the New Credit Agreement contains financial covenants which require SYNNEX to maintain at the end of any of its fiscal quarters commencing with the first fiscal quarter ending after entry into the New Credit Agreement, (i) a ratio of (x) Consolidated Funded Debt (as defined in the New Credit Agreement) to (y) Consolidated EBITDA (as defined in the New Credit Agreement) of 4.25 to 1.00 for the first four financial quarters following entry into the Credit Agreement and 4.00 to 1.00 thereafter, and (ii) a ratio of (x) Consolidated EBITDA to (y) Consolidated Interest Charges (as defined in the New Credit Agreement) of not less than 3.50 to 1.00. The New Credit Agreement also contains various customary events of default, including with respect to a change of control of SYNNEX.

The foregoing description of the New Credit Agreement is qualified in its entirety by reference to the full text of the New Credit Agreement which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated herein by reference.

Item 8.01	Other Events.

As previously disclosed, SYNNEX entered into a commitment letter (as it may be amended from time to time, the “Bridge Commitment Letter”), under which Citigroup Global Markets Inc. and certain other financing institutions joining thereto pursuant to the terms thereof committed to provide (i) a $1.5 billion senior unsecured term bridge facility (the "Term Loan A Bridge Facility"), (ii) a $2.5 billion senior unsecured term bridge facility and (iii) a $3.5 billion senior unsecured revolving bridge facility (the "Bridge Revolving Facility"), subject to the satisfaction of certain customary closing conditions.  On April 16, 2021, (i) the $1.5 billion commitment with respect to Term Loan A Bridge Facility under the Commitment Letter and (ii) the $3.5 billion commitment with respect to Bridge Revolving Facility under the Commitment Letter were reduced to zero, in each case, as a result of SYNNEX entering into the New Credit Agreement.

The Bridge Commitment Letter, which was filed as Exhibit 10.1 to the Form 8-K filed by SYNNEX on March 22, 2021, is incorporated herein by reference.

About SYNNEX Corporation

SYNNEX Corporation (NYSE: SNX) is a Fortune 200 corporation and a leading provider of a comprehensive range of distribution, systems design and integration services for the technology industry to a wide range of enterprises. Founded in 1980, SYNNEX Corporation operates in numerous countries throughout North and South America, Asia-Pacific and Europe. Additional information about SYNNEX may be found online at synnex.com.

About Tiger Parent (AP) Corporation and Tech Data Corporation

Tiger Parent (AP) Corporation is the holding parent corporation of Tech Data Corporation, a Florida corporation (“Tech Data”). Tech Data connects the world with the power of technology. Its end-to-end portfolio of products, services and solutions, highly specialized skills, and expertise in next-generation technologies enable channel partners to bring to market the products and solutions the world needs to connect, grow and advance. Tech Data is ranked No. 90 on the Fortune 500® and has been named one of Fortune’s World’s Most Admired Companies for 11 straight years. To find out more, visit www.techdata.com or follow the company on Twitter, LinkedIn, Facebook and Instagram.

Additional Information and Where to Find It

In connection with the proposed transaction between SYNNEX and Tiger Parent (AP) Corporation, the parent corporation of Tech Data, SYNNEX plans to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, SYNNEX will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT SYNNEX WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by SYNNEX with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

SYNNEX and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from SYNNEX’ stockholders in connection with the transaction. Information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such transaction when it is filed with the SEC. You may obtain information about SYNNEX’ executive officers and directors in SYNNEX’ definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on February 10, 2021. To the extent holdings of such participants in SYNNEX’ securities are not reported, or have changed since the amounts described in the proxy statement for the 2021 annual meeting of stockholders, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and SYNNEX’ website at http://ir.synnex.com.

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, related to SYNNEX and the proposed acquisition of Tiger Parent (AP) Corporation, the parent entity of Tech Data by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of SYNNEX or the combined company. These forward-looking statements may be identified by terms such as “anticipate”, “believe”, “foresee”, “expect”, “intend”, “plan”, “may”, “will”, “could” and “should” and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions; the anticipated timing of closing of the acquisition; and the methods SYNNEX will use to finance the cash portion of the transaction. In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to customers, vendors, employees, stockholders and other constituents of the combined company, integrating the companies, synergies, expanded global footprint, operating improvements, financial strength and investment power, expanded offerings, capital structure, dividends, support from customers and vendors, cost benefits and purchasing efficiencies, post-closing growth expectations and the expected timetable for completing the proposed transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory and stockholder approval) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX, Tech Data, Tiger Parent (AP) Corporation or the combined company; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of SYNNEX, and on SYNNEX’ and Tech Data’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction; other business effects, including the effects of industry, market, economic, political, regulatory or world health conditions (including new or ongoing effects of the COVID-19 pandemic); future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

SYNNEX does not intend to update the forward-looking statements contained in this document as the result of new information or future events or developments, unless otherwise required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document
10.1	Credit Agreement dated as of April 16, 2021 among SYNNEX Corporation and named Initial Lenders and Citibank, N.A. as administrative agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2021	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

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